Exhibit 32.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-K of Saucony, Inc. (the "Company") for the period ended January 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned John
H. Fisher, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operations of the Company.



Dated:  March 30, 2004                  /s/ John H. Fisher
                                        -----------------------------
                                        John H. Fisher
                                        Chief Executive Officer